Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2025 Financial Results and Provides Business Update
•Sales Open for Virgin Galactic Spaceflight Expeditions - Priced At $750K
•First of Two New SpaceShips Progressing to Ground Test Phase in April; Flight Test Phase Begins Q3 2026
•Commercial Spaceflight Operations with First New SpaceShip Continue on Track for Q4 2026
•Second New SpaceShip Expected to Enter Service Between Late Q4 2026 and Early Q1 2027

ORANGE COUNTY, CALIFORNIA. – March 30, 2026 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”) today announced its financial results for the fourth quarter and full year ended December 31, 2025 and provided a business update.
CEO Michael Colglazier said, “We completed pivotal milestones during the first quarter of 2026, and with assembly of our first SpaceShip nearly complete and ground testing set to begin in April, we have released a limited number of Virgin Galactic Spaceflight Expeditions, each priced at $750,000. Fabrication efforts are pivoting to support testing and production of our second SpaceShip, which we expect will enter service between late Q4 2026 and early Q1 2027 in line with our planned ramp in spaceflight cadence. With production of SpaceShips well underway, we are gearing up for rocket motor assembly at our Phoenix factory, with manufacturing planned to begin in Q4 2026. We continue to strategically manage our capital to support our planned ramp in cash flow from commercial spaceline operations.”

Fourth Quarter 2025 Financial Highlights
•Cash position remains strong, with cash, cash equivalents and marketable securities of $338 million as of December 31, 2025.
•Revenue of $0.3 million, compared to $0.4 million in the fourth quarter of 2024, attributable to access fees related to future astronauts.
•GAAP total operating expenses of $61 million, compared to $82 million in the fourth quarter of 2024. Non-GAAP total operating expenses of $53 million in the fourth quarter of 2025, compared to $72 million in the fourth quarter of 2024.
•Net loss of $63 million, compared to a $76 million net loss in the fourth quarter of 2024, with the improvement primarily driven by lower operating expenses.
•Adjusted EBITDA totaled $(49) million, compared to $(63) million in the fourth quarter of 2024, with the improvement primarily driven by lower operating expenses.
•Net cash used in operating activities totaled $52 million, compared to $81 million in the fourth quarter of 2024.
•Cash paid for capital expenditures totaled $42 million, compared to $36 million in the fourth quarter of 2024.
•Free cash flow totaled $(95) million, compared to $(117) million in the fourth quarter of 2024.
•Generated $12 million in gross proceeds through the issuance of 3.5 million shares of common stock as part of the Company’s at-the-market offering program.
Full Year 2025 Financial Highlights
•Revenue of $2 million, compared to $7 million in 2024, with the decrease driven by the pause in commercial spaceflights to focus efforts on the production of the new SpaceShips.
•GAAP total operating expenses of $287 million, compared to $384 million in 2024. Non-GAAP total operating expenses of $249 million, compared to $338 million in 2024.

•Net loss of $279 million, compared to a $347 million net loss in 2024, with the improvement primarily driven by lower operating expenses.
•Adjusted EBITDA totaled $(226) million, compared to $(289) million in 2024, with the improvement primarily driven by lower operating expenses.
•Net cash used in operating activities totaled $240 million, compared to $353 million in 2024.
•Cash paid for capital expenditures totaled $198 million, compared to $122 million in 2024.
•Free cash flow totaled $(438) million, compared to $(475) million in 2024.
•Generated $122 million in gross proceeds through the issuance of 33.5 million shares of common stock as part of the Company’s at-the-market offering programs.

Business Updates
•Newly launched commercial website and astronaut portal completed in conjunction with launch of sales.
•Executed capital realignment transactions in December 2025 to better align debt maturity dates with planned ramp in cash flow from commercial spaceline operations and reduce contractual debt obligations by $142 million.

Financial Guidance
The following forward-looking statements reflect our expectations for the first quarter of 2026 as of March 30, 2026 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Free cash flow for the first quarter of 2026 is expected to be in the range of $(90) million to $(95) million.
•For the remainder of 2026, free cash flow is expected to show sequential improvement from the first quarter.

Non-GAAP Financial Measures
In addition to the Company’s results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 800-715-9871 or +1 646-307-1963 and enter the conference ID number 8658652. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human-first spaceflight for private individuals, researchers, and governments with its advanced SpaceShips and launch vehicle. Scale and profitability are driven by next-generation vehicles capable of taking humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, scaling of our future fleet, increasing our flight rate, development, production and design of our spaceships and proposed timeline for assembly, testing and commercial service using such spaceships, our plans for rocket motor production, and our objectives for future operations, growth plans, including ticket sales, and the Company’s financial forecasts, including expected free cash flow in the first quarter of 2026 and for subsequent quarters in 2026, are forward-looking statements The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to any delay in future commercial flights of our spaceflight fleet, our ability to successfully develop and test our next generation vehicles, and the time and costs associated with doing so, our expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in our most recent Annual Report on Form 10-K, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Fourth Quarter 2025 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Revenue	$312	$429	$1,544	$7,036

Operating expenses:
Spaceline operations	18,240	20,271	72,769	90,024
Research and development	12,083	28,237	80,466	152,678
Selling, general and administrative	26,802	29,703	117,167	125,496
Depreciation and amortization	3,974	4,171	16,485	15,467
Total operating expenses	61,099	82,382	286,887	383,665

Operating loss	(60,787)	(81,953)	(285,343)	(376,629)

Interest income	3,829	8,573	21,842	42,352
Interest expense	(3,045)	(3,237)	(12,782)	(12,927)
Debt restructuring expense	(2,798)	—	(2,798)	—
Other income, net	119	59	226	538
Loss before income taxes	(62,682)	(76,558)	(278,855)	(346,666)
Income tax expense (benefit)	41	(145)	52	74
Net loss	(62,723)	(76,413)	(278,907)	(346,740)
Other comprehensive income (loss):
Foreign currency translation adjustment	(6)	(25)	6	—
Unrealized loss on marketable securities	(81)	(939)	(152)	(93)
Total comprehensive loss	$(62,810)	$(77,377)	$(279,053)	$(346,833)

Net loss per share:
Basic and diluted	$(0.98)	$(2.53)	$(5.44)	$(13.89)

Weighted-average shares outstanding:
Basic and diluted	64,232	30,254	51,242	24,955

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$144,727	$178,605
Restricted cash	30,988	32,280
Marketable securities, short-term	162,313	384,621
Other current assets	34,870	32,430
Total current assets	372,898	627,936
Marketable securities, long-term	—	61,280
Property, plant and equipment, net	388,730	209,114
Other non-current assets	41,551	62,895
Total assets	$803,179	$961,225
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$15,163	$3,696
Current portion of long-term debt	47,830	—
Customer deposits	78,535	84,493
Other current liabilities	67,795	61,821
Total current liabilities	209,323	150,010
Non-current liabilities:
Long-term debt	276,362	420,120
Other long-term liabilities	43,530	68,815
Total liabilities	529,215	638,945
Stockholders’ Equity
Common stock	7	3
Additional paid-in capital	3,025,604	2,794,871
Accumulated deficit	(2,751,779)	(2,472,872)
Accumulated other comprehensive income	132	278
Total stockholders’ equity	273,964	322,280
Total liabilities and stockholders’ equity	$803,179	$961,225

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(62,723)	$(76,413)	$(278,907)	$(346,740)
Stock-based compensation	4,378	5,712	18,698	29,752
Depreciation and amortization	3,974	4,171	16,485	15,467
Amortization of debt issuance costs	571	565	2,292	2,234
Accretion of marketable securities purchased at a discount	(691)	(2,673)	(6,071)	(16,635)
Other non-cash items	14	827	(4)	1,457
Change in operating assets and liabilities:
Other current and non-current assets	784	(3,058)	(3,609)	10,566
Accounts payable	6,206	(3,839)	11,220	(29,203)
Customer deposits	(1,663)	(1,647)	(5,958)	(13,348)
Other current and non-current liabilities	(3,325)	(4,680)	5,712	(6,253)
Net cash used in operating activities	(52,475)	(81,035)	(240,142)	(352,703)
Cash flows from investing activities:
Capital expenditures	(42,153)	(35,709)	(198,045)	(121,855)
Purchases of marketable securities	(6,289)	(16,073)	(313,043)	(543,434)
Proceeds from maturities and calls of marketable securities	109,418	110,982	601,923	840,335
Other investing activities	—	12	8	610
Net cash provided by investing activities	60,976	59,212	90,843	175,656
Cash flows from financing activities:
Proceeds from issuance of long-term debt	212,496	—	212,496	—
Repurchase of convertible debt	(320,601)	—	(320,601)	—
Debt issuance costs	(1,827)	—	(1,827)	—
Payments of finance lease obligations	(57)	(44)	(211)	(193)
Proceeds from issuance of common stock pursuant to at-the-market offering	12,483	29,098	121,643	137,796
Transaction costs related to issuance of common stock pursuant to at-the-market offering	(344)	(1,008)	(3,523)	(2,054)
Proceeds from issuance of common stock and Pre-Funded Warrants pursuant to Registered Offering	45,588	—	45,588	—
Proceeds from issuance of Purchase Warrants	62,517	—	62,517	—
Transaction costs related to issuance of common stock and equity-classified warrants	(2,243)	—	(2,243)	—

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Proceeds from issuance of common stock pursuant to ESPP	473	—	473	—
Withholding taxes paid on behalf of employees on net settled stock-based awards	(65)	(54)	(183)	(1,207)
Other financing activities	—	—	—	(2)
Net cash provided by (used in) financing activities	8,420	27,992	114,129	134,340
Net increase (decrease) in cash, cash equivalents and restricted cash	16,921	6,169	(35,170)	(42,707)
Cash, cash equivalents and restricted cash at beginning of period	158,794	204,716	210,885	253,592
Cash, cash equivalents and restricted cash at end of period	$175,715	$210,885	$175,715	$210,885

Cash and cash equivalents	$144,727	$178,605	$144,727	$178,605
Restricted cash	30,988	32,280	30,988	32,280
Cash, cash equivalents and restricted cash	$175,715	$210,885	$175,715	$210,885

USE OF NON-GAAP FINANCIAL MEASURES

This press release references certain financial measures that are not prepared in accordance with GAAP, including non-GAAP total operating expenses, Adjusted EBITDA and free cash flow. The Company defines non-GAAP total operating expenses as total operating expenses other than stock-based compensation, depreciation and amortization and legal settlement expense. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, legal settlement expense and debt restructuring expense. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended December 31, 2025 and 2024 and years ended December 31, 2025 and 2024, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Total operating expenses	$61,099	$82,382	$286,887	$383,665
Stock-based compensation	4,378	5,712	18,698	29,752
Depreciation and amortization	3,974	4,171	16,485	15,467
Legal settlement expense	(125)	—	2,250	—
Non-GAAP total operating expenses	$52,872	$72,499	$249,454	$338,446
A reconciliation of net loss to Adjusted EBITDA for the three months ended December 31, 2025 and 2024 and years ended December 31, 2025 and 2024, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net loss	$(62,723)	$(76,413)	$(278,907)	$(346,740)
Interest expense	3,045	3,237	12,782	12,927
Income tax expense (benefit)	41	(145)	52	74
Depreciation and amortization	3,974	4,171	16,485	15,467
Stock-based compensation	4,378	5,712	18,698	29,752
Legal settlement expense	(125)	—	2,250	—
Debt restructuring expense	2,798	—	2,798	—
Adjusted EBITDA	$(48,612)	$(63,438)	$(225,842)	$(288,520)

The following table reconciles net cash used in operating activities to free cash flow for the three months ended December 31, 2025 and 2024 and years ended December 31, 2025 and 2024, respectively (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net cash used in operating activities	$(52,475)	$(81,035)	$(240,142)	$(352,703)
Capital expenditures	(42,153)	(35,709)	(198,045)	(121,855)
Free cash flow	$(94,628)	$(116,744)	$(438,187)	$(474,558)
The Company has not provided a reconciliation of forward-looking free cash flow to the most directly comparable GAAP financial measures because such a reconciliation is not available without unreasonable efforts, due to the variability of these items and the fact that there is substantial uncertainty associated with predicting any future adjustments that we may make to our GAAP financial measures in calculating our non-GAAP financial measures.
_______________
For media inquiries:
Aleanna Crane - Vice President, Communications
news@virgingalactic.com
575.800.4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637